UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.1 per share	RFL	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On January 19, 2022, the Board of Directors of Rafael Holdings, Inc. (the “Company”) elected William Conkling, the Company’s current Chief Commercial and Business Officer, as the Company’s Chief Executive Officer, effective February 1, 2022 and Mr. Conkling will no longer serve in his role as Chief Commercial and Business Officer.

In connection with Mr. Conkling’s election as Chief Executive Officer, the Company’s Board of Directors and its Compensation Committee approved the Letter Agreement with Mr. Conkling, dated January 20, 2022, which provides, among other things, the following: (i) an annual base salary of $500,000; (ii) annual target performance bonus of 50% of the base salary, entitlement to which and any amount thereof to be determined in the sole and absolute discretion of the Company’s Compensation Committee; (iii) a grant of 623,732 restricted shares of the Company’s Class B common stock that will vest as to 25% of the shares (including any anti-dilution grants) on December 21, 2022 (the “Initial Vesting Date”) and the remainder of the Shares shall vest in twelve substantially equal amounts on or near each of the first through the twelfth quarterly anniversaries of the Initial Vesting Date; (iv) in the event that the Company issues capital stock or derivative equity securities in connection with the consummation, modification or termination of the Agreement and Plan of Merger, dated as of June 17, 2021 (the “Merger Agreement”), by and among the Company, Rafael Pharmaceuticals, Inc. and the other parties thereto, provided that Mr. Conkling has not given notice of termination of the Letter Agreement or his employment with the Company and the Letter Agreement or his employment with the Company shall not have otherwise terminated, the Company will grant Mr. Conkling additional restricted shares of Class B common stock of the Company so that his relative equity interest in the Company shall not be diluted thereby; (v) options previously granted to Mr. Conkling shall vest on September 30, 2026; (vi) at-will employment, provided that if Mr. Conkling’s employment is terminated without cause (as such term is defined the Letter Agreement) or resigns for good reason (as such term is defined the Letter Agreement) and upon other conditions set forth in the Letter Agreement, Mr. Conkling will be entitled to severance in the amount equal to (1) twelve (12) months of his base salary, (2) a prorated portion of the annual bonus for the fiscal year in which the termination occurs equal to 100% of his target annual bonus amount for the year during which the termination occurs multiplied by (y) a fraction, the numerator of which is the number of days in the fiscal year that Mr. Conkling was employed through the termination date and the denominator of which is 365, and (3) to the extent not already paid, the annual bonus for the year preceding the termination date that Mr. Conkling would have received had he remained continuously employed by the Company through the payment date of such Annual Bonus, if any.

Mr. Conkling, age 50, has served as Chief Commercial and Business Officer of the Company since November 10, 2021 and Chief Commercial Officer of the Company from March 2021 to November 10, 2021. Mr. Conkling has over 20 years’ experience in the pharmaceutical/biotech industry working in Oncology. He has extensive experience launching innovative oncology products. His experience has spans across all areas of commercialization including marketing, sales, market access, commercial operations and business development. Prior to joining the Company, Mr. Conkling helped lead the launch of Trodelvy at Immunomedics Inc. (acquired by Gilead for $21B in October 2020) as the VP Sales, Marketing and Market Access. Mr. Conkling also spent over 10 years at Novartis Oncology where he helped lead the launch of the first CAR-T therapy approved in the US as the Global Commercial Leader — Kymriah. Mr. Conkling earned his Bachelor’s Degree from Fordham University and his Master’s in Business Administration from New York University Stern School of Business in 1998.

The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, a copy of which is filed as Exhibit 10.01 to this report and is incorporated herein by reference.

A copy of the January 21, 2022, press release relating to the above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07	Submission of Maters to a Vote of Security Holders.

(a)	The Company’s Annual Meeting of Stockholders was held on January 19, 2022 (the “Meeting”).

(b) (1) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the election of each of the Board of Directors nominees named in the Proxy Statement of the Company.

The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
Stephen M. Greenberg	3,277,483	125,617	1,449	324,846	87.88
Howard S. Jonas	3,322,064	82,171	314	324,846	89.08
Rachel Jonas	3,331,735	71,447	1,367	324,846	89.34
Shannon Klinger	3,398,203	4,874	1,472	324,846	91.12
Ameet Mallik	3,396,273	6,708	1,569	324,846	91.07
Mark McCamish	3,398,151	4,857	1,542	324,846	91.12
Boris C. Pasche	3,278,062	125,025	1,462	324,846	87.90
Michael J. Weiss	3,226,940	176,178	1,431	324,846	86.53

(2) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2022.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
3,712,157	3,680	13,558	0	99.54

(3) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the adoption of the 2021 Equity Incentive Plan (the “2021 Plan”)

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against*	Broker Non-Vote	% Votes For
3,194,746	209,804	324,846	85.66

*	Abstentions are counted as a vote “Against” this proposal.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.01	Letter Agreement dated January 20, 2022, between the Company and William Conkling.
99.1	Press Release, dated January 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

	By:	/s/ Ameet Mallik
		Name:	Ameet Mallik
		Title:	Chief Executive Officer

Dated: January 21, 2022

EXHIBIT INDEX

Exhibit No.	Document
10.01	Letter Agreement dated January 20, 2022, between the Company and William Conkling.
99.1	Press Release, dated January 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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